 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

AMARU, INC.

(exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-32695	88-0490089
Commission File Number	IRS Employer Identification Number

62 CECIL STREET, #06-00 TPI BUILDING, SINGAPORE 049710

(Address of principal executive offices)

Registrant's telephone number, including area code: (65) 6332 9287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.	Changes in Registrant’s Certifying Accountant.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On February 27, 2013, Amaru, Inc. (the "Registrant") retained Wei, Wei & Co LLP. as the Registrant's new independent registered public accounting firm. This engagement was approved by the Board of Directors. During the years ended December 31, 2012 and 2011 and any subsequent interim period through the date hereof, the Registrant has not consulted with Wei, Wei & Co LLP. regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMARU, INC.

Dated: March 19, 2013	By:	/s/ Chua Leong Hin
Chua Leong Hin
President

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